SCHEDULE 14A

(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

ING EQUITY TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials:
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PLEASE VOTE NOW!

ING FINANCIAL SERVICES FUND

ING FUNDAMENTAL RESEARCH FUND

7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of ING Financial Services Fund and ING Fundamental Research Fund. The meeting is scheduled for January 22, 2009 at 10:00 a.m. Local time at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Our records indicate that we have not yet received your voting instructions.

Shareholders are being asked:

(1)                                  For Shareholders of ING Financial Services Fund. To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) by and between ING Financial Services Fund and ING Growth and Income Fund, providing for the reorganization of ING Financial Services Fund with and into ING Growth and Income Fund; and

(2)                                  For Shareholders of ING Fundamental Research Fund. To approve a Reorganization Agreement by and between ING Fundamental Research Fund and ING Growth and Income Fund, providing for the reorganization of ING Fundamental Research Fund with and into ING Growth and Income Fund.

A shareholder may think his or her vote is not important, but it is vital. Your vote will enable the fund to hold the meeting as scheduled and avoid the cost of additional solicitation, so please vote immediately. You and all other shareholders will benefit from your cooperation.

For your convenience, we have provided easy methods below to register your vote:

1. By Internet.	Visit www.proxyvote.com and enter the control number located on your proxy card.

2. By Touch-tone Phone.	Dial the toll-free number found on your proxy card and follow the simple instructions.

3. By Mail.	Simply return your executed proxy in the enclosed postage paid envelope.

Please try to utilize either options 1 or 2 to register your vote to ensure that we receive your executed proxy before Thursday, January 22, 2009. Thank you in advance.

S36601OBO

PLEASE VOTE NOW!

ING FINANCIAL SERVICES FUND

ING FUNDAMENTAL RESEARCH FUND

7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of ING Financial Services Fund and ING Fundamental Research Fund. The meeting is scheduled for January 22, 2009 at 10:00 a.m. Local time at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Our records indicate that we have not yet received your voting instructions.

Shareholders are being asked:

(1)                                  For Shareholders of ING Financial Services Fund.  To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) by and between ING Financial Services Fund and ING Growth and Income Fund, providing for the reorganization of ING Financial Services Fund with and into ING Growth and Income Fund; and

(2)                                  For Shareholders of ING Fundamental Research Fund. To approve a Reorganization Agreement by and between ING Fundamental Research Fund and ING Growth and Income Fund, providing for the reorganization of ING Fundamental Research Fund with and into ING Growth and Income Fund.

A shareholder may think his or her vote is not important, but it is vital.  Your vote will enable the fund to hold the meeting as scheduled and avoid the cost of additional solicitation, so please vote immediately.  You and all other shareholders will benefit from your cooperation.

For your convenience, we have provided easy methods below to register your vote:

1. By Phone.

Please call Computershare Fund Services toll-free at 1-866-209-6995. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy card and control number available.

2. By Internet.	Visit www.proxyvote.com and enter the control number located on your proxy card.

3. By Touch-tone Phone.	Dial the toll-free number found on your proxy card and follow the simple instructions.

4. By Mail.	Simply return your executed proxy in the enclosed postage paid envelope.

Please try to utilize either options 1 or 2 to register your vote to ensure that we receive your executed proxy before Thursday, January 22, 2009.  Thank you in advance.

NOBOS36601

PLEASE VOTE NOW!

ING FINANCIAL SERVICES FUND

ING FUNDAMENTAL RESEARCH FUND

7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of ING Financial Services Fund and ING Fundamental Research Fund. The meeting is scheduled for January 22, 2009 at 10:00 a.m. Local time at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Our records indicate that we have not yet received your voting instructions.

Shareholders are being asked:

(1)                                  For Shareholders of ING Financial Services Fund.  To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) by and between ING Financial Services Fund and ING Growth and Income Fund, providing for the reorganization of ING Financial Services Fund with and into ING Growth and Income Fund; and

(2)                                  For Shareholders of ING Fundamental Research Fund. To approve a Reorganization Agreement by and between ING Fundamental Research Fund and ING Growth and Income Fund, providing for the reorganization of ING Fundamental Research Fund with and into ING Growth and Income Fund.

A shareholder may think his or her vote is not important, but it is vital.  Your vote will enable the fund to hold the meeting as scheduled and avoid the cost of additional solicitation, so please vote immediately.  You and all other shareholders will benefit from your cooperation.

For your convenience, we have provided easy methods below to register your vote:

1. By Phone.

Please call Computershare Fund Services toll-free at 1-866-209-6995. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy card and control number available.

2. By Internet.	Visit www.proxyweb.com and enter the control number located on your proxy card.

3. By Touch-tone Phone.	Dial the toll-free number found on your proxy card and follow the simple instructions.

4. By Mail.	Simply return your executed proxy in the enclosed postage paid envelope.

Please try to utilize either options 1 or 2 to register your vote to ensure that we receive your executed proxy before Thursday, January 22, 2009.  Thank you in advance.

REG19530